SUPPLEMENT DATED JULY 14, 2023
TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2023
AND THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK ETF TRUST

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus, and the current Statement of Additional Information for VanEck ETF Trust (the “Trust”) regarding VanEck Russia Small-Cap ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

MarketVector Indexes GmbH has announced that, effective after market close on July 31, 2023, the MVIS® Russia Small-Cap Index will be discontinued.

If you have any questions, please call 1.800.826.2333.

Please retain this supplement for future reference.